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                                                                 EXHIBIT 10.22.1

                               February 10, 2006

SEMCO Energy, Inc.

      Re: First Amendment (the "Amendment") under that certain Second Amended and Restated Credit Agreement dated as of September 15, 2005 by and among the financial institutions from time to time signatory thereto (each a "Lender", and collectively the "Lenders"), LaSalle Bank Midwest National Association, as Administrative Agent for the Lenders (in such capacity, "Agent"), and SEMCO Energy, Inc. ("Company"), as amended from time to time prior to the date hereof (the "Credit Agreement").

Ladies and Gentlemen:

      Reference is made to the Credit Agreement. Except as specifically defined to the contrary herein, capitalized terms used in this Amendment shall have the meanings given them in the Credit Agreement.

      You have requested that the Lenders permit LIBOR Loans with a two week Interest Period.

      Based on the Agent's receipt of the approval of the requisite Lenders (as attached to this Amendment) and a closing certificate from you in form and substance reasonably acceptable to the Agent, the Agent hereby confirms, for and on behalf of the Lenders, the amendment of the Credit Agreement to delete the definition of "Interest Period" as set forth in Section 1.1 thereof, and the insertion of the following language in its place:

      "Interest Period means, as to any LIBOR Loan, the period commencing on the date such Loan is borrowed or continued as, or converted into, a LIBOR Loan and ending on the date two weeks or one, two, three or six months thereafter as selected by the Company pursuant to Section 2.2.2 or 2.2.3, as the case may be; provided that:

            (a) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the following Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

            (b) any Interest Period of one month or longer that begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period shall end on the last

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                  Business Day of the calendar month at the end of such Interest
                  Period; and

            (c) the Company may not select any Interest Period for a Revolving Loan which would extend beyond the scheduled Termination Date."

      Except as expressly set forth herein, this Amendment shall not be deemed to amend or alter in any respect the terms and conditions of the Credit Agreement (including without limitation all conditions and requirements for Advances and any financial covenants) or any of the other Loan Documents, or to constitute a waiver or release by any of the Lenders or the Agent of any right, remedy, Default or Event of Default under the Credit Agreement or any of the other loan documents. Furthermore, this Amendment shall not affect in any manner whatsoever any rights and remedies of the Lenders or the Agent with respect to any non-compliance by the Company with the Credit Agreement or the other Loan Documents, whether in the nature of a Default or Event of Default, and whether now in existence or subsequently arising, all of which rights and remedies are expressly reserved.

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      This Amendment shall not become effective unless (and until) the Company has countersigned and returned to the Agent (which shall occur within five (5) Business Days from the date hereof or, after which date, unless extended in writing by the Agent, this Amendment shall be deemed to have lapsed) a duplicate original of this letter and the Company has satisfied any conditions to effectiveness contained herein.

                                        Very truly yours,

                                        LASALLE BANK MIDWEST NATIONAL
                                        ASSOCIATION, as Agent

                                        By: /s/ Gregory E. Castle
                                            -----------------------------------

                                        Its: FIRST VICE PRESIDENT

                                        Acknowledged and agreed:

                                        SEMCO ENERGY, INC.

                                        By:
                                           ------------------------------------

                                        Its:
                                            -----------------------------------

                                        Date:                 , 2006
                                             -----------------

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      This Amendment shall not become effective unless (and until) the Company has countersigned and returned to the Agent (which shall occur within five (5) Business Days from the date hereof or, after which date, unless extended in writing by the Agent, this Amendment shall be deemed to have lapsed) a duplicate original of this letter and the Company has satisfied any conditions to effectiveness contained herein.

                                        Very truly yours,

                                        LASALLE BANK MIDWEST NATIONAL
                                        ASSOCIATION, as Agent

                                        By:
                                            -----------------------------------

                                        Its:
                                             ----------------------------------

                                        Acknowledged and agreed:

                                        SEMCO ENERGY, INC.

                                        By: /s/ Michael Palmeri
                                            -----------------------------------
                                                Michael Palmeri

                                        Its:
                                             -----------------------------------
                                             Senior Vice President and CFO


                                        Date: February 10, 2006

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                           AUTHORIZATION OF AMENDMENT

      The undersigned Lender hereby confirms its approval of the foregoing Amendment on the terms and conditions set forth therein.

                                        NATIONAL CITY BANK OF THE MIDWEST

                                        By: /s/ Andre A. Nazareth
                                            -----------------------------------
                                                Andre A. Nazareth

                                        Its: Vice President

                                        Date: February 13, 2006

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                           AUTHORIZATION OF AMENDMENT

      The undersigned Lender hereby confirms its approval of the foregoing Amendment on the terms and conditions set forth therein.

                                        FIFTH THIRD BANK, A MICHIGAN
                                        BANKING CORPORATION, as Lender

                                        By: /s/ David J. Mannarino
                                            -----------------------------------

                                        Its: Assistant Vice President

                                        Date: February 17, 2006

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                           AUTHORIZATION OF AMENDMENT

      The undersigned Lender hereby confirms its approval of the foregoing Amendment on the terms and conditions set forth therein.

                                          U.S BANK, NATIONAL ASSOCIATION
                                        [Lender]

                                        BY: /s/ Jeff Janza
                                            -----------------------------------

                                        Its: VICE PRESIDENT

                                        Date: Feb. 13th, 2006

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                           AUTHORIZATION OF AMENDMENT

      The undersigned Lender hereby confirms its approval of the foregoing Amendment on the terms and conditions set forth therein.

                                        Huntington National Bank

                                        By: /s/ Kevin D. Szachta
                                            -----------------------------------
                                                Kevin D. Szachta

                                        Its:  Vice President

                                        Date: February 10, 2006

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                           AUTHORIZATION OF AMENDMENT

      The undersigned Lender hereby confirms its approval of the foregoing Amendment on the terms and conditions set forth therein.

                                        COMERICA BANK

                                        By: /s/ Blake Arnett
                                            -----------------------------------

                                        Its: ASSISTANT VICE PRESIDENT

                                        Date: February 13th, 2006

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